CINC-STATSUP-1

Statutory Prospectus Supplement dated May 14, 2019

The purpose of this supplement is to provide you with changes to the current Statutory Prospectus for Class A shares of the Fund listed below:

Invesco Conservative Income Fund

The following information replaces the fourth sentence in the first paragraph appearing under the heading “Shareholder Account Information – Excessive Short-Term Trading Activity (Market Timing) Disclosures” in the Statutory Prospectus:

“The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds and Invesco Conservative Income Fund.”

The following information is added after the last paragraph appearing under the heading “Shareholder Account Information – Excessive Short-Term Trading Activity (Market Timing) Disclosures” in the Statutory Prospectus:

“Invesco Conservative Income Fund. The Board of Invesco Conservative Income Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board of Invesco Conservative Income Fund considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that the Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the Fund’s yield could be negatively impacted.

The Board of the Invesco Conservative Income Fund does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

•

The Fund is offered to investors as a cash management vehicle; investors perceive an investment in the Fund as an alternative to cash and must be able to purchase and redeem shares regularly and frequently.

•

One of the advantages of the Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the Fund will be detrimental to the continuing operations of the Fund.

The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the Fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the Fund’s yield could be negatively impacted. Moreover, excessive trading activity in the Fund’s shares may cause the Fund to incur increased brokerage and administrative costs.

The Fund and its agent reserve the right at any time to reject or cancel any part of any purchase order. This could occur if the Fund determines that such purchase may disrupt the Fund’s operation or performance.”

The following information replaces in its entirety the last paragraph appearing under the heading “Shareholder Account Information – Purchase Blocking Policy” in the Statutory Prospectus:

“The purchase blocking policy does not apply to Invesco Government Money Market Fund, Invesco Tax-Exempt Cash Fund, Invesco Premier Portfolio, Invesco Premier Tax-Exempt Portfolio, Invesco Premier U.S. Government Money Portfolio and Invesco Conservative Income Fund.”

CINC-STATSUP-1